Exhibit 10.19
TRANSLATION FOR REFERENCE ONLY

SUPPLEMENTARY AGREEMENT
This Supplementary Agreement (this “Agreement”) is entered into by and among the following parties on March 28, 2008:
1.	Yuanming Li, a PRC citizen with his ID Card No. being 21021119560326581x;

2.	Dalian Haihui Sci-Tech Co., Ltd., a company limited by shares incorporated under the laws of the PRC with its registered address at No. 35 Lixian Street, Dalian City, PRC (“Haihui Dalian”);

3.	HiSoft Technology International Limited, a company incorporated under the laws of Cayman Islands with its registered address at Cricket Square, Hutchins Drive, P.O. Box 2681, Grand Cayman KY1-1111, Cayman Islands (“HiSoft International”);

4.	HiSoft Technology (Dalian) Co., Ltd., a company incorporated under the laws of the PRC with its registered address at No. 33 Lixian Street, High-Tech Industrial Zone, Dalian City, PRC (the “WFOE”).
(In this Agreement, the above parties may be referred to individually as a “Party” and collectively as the “Parties.”)
WHEREAS,
1.	In accordance with the Binding Memorandum of Understanding signed by the Parties on September 30, 2007 (the “Memorandum”), the relevant parties entered into a series of agreements set forth in Appendix I hereto on January 23, 2008 (the “Existing Agreements”);

2.	In accordance with the Existing Agreements except the Stock Transfer Agreement regarding the transfer of shares of JBDK Co., Ltd. (“JBDK”) signed by Haihui Dalian, Yuanming Li, HiSoft International and Dalian Borui Information Technology Co., Ltd. (with its registered address at No. 35 Lixian Street, Dalian City, PRC, “Dalian Borui”) on January 23, 2008 (the “JBDK Stock Transfer Agreement”), with respect to each Existing Agreement, in the case of failure to complete any transaction proposed under the Memorandum (the “Proposed Transaction”) as of March 31, 2008, such Existing Agreement shall be rescinded automatically and the parties to such Existing Agreement agree to take all necessary actions to revoke and rescind all completed or ongoing transactions, unless (i) the parties to the Existing Agreement otherwise come to an agreement in writing, (ii) the Memorandum otherwise expressly stipulates, or (iii) the parties to the Memorandum agree in writing to continue the arrangement under such Existing Agreement;

3.	The Parties understand that although the parties to the Existing Agreements have exerted themselves, it is expected that the transactions under the Existing Agreements listed in Appendix II hereto cannot be completed as of March 31, 2008 (the “Outstanding Transactions”);

4.	The Parties have intention of continuing the Outstanding Transactions and no Outstanding Transaction shall affect the transactions already completed under the Existing Agreements.

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The Parties hereby agree as follows:
1.	Written Consent
In accordance with pertinent provisions of the Existing Agreements, the Parties agree that this Agreement constitutes the Parties’ written consent to the following matters:
(1)	with respect to any Outstanding Transaction, the relevant parties to such transaction shall continue such transaction after March 31, 2008 in accordance with relevant Existing Agreement and use their best efforts to complete such transaction as soon as practical;

(2)	any Proposed Transactions already completed shall not be rescinded due to or negatively affected by any Outstanding Transactions except for a Party’s breach of clause 1 of this article.
2.	Further Covenants

Own Cooperation Obligation

The Parties agree to take all necessary actions, including but not limited to paying outstanding amounts under relevant Existing Agreements in accordance with the provisions thereof, so that all Outstanding Transactions will be conducted and completed as soon as practical in accordance with this Agreement and relevant Existing Agreements. The Parties further covenant that they will not commit any acts or non-acts to rescind or attempt to rescind any Proposed Transaction already completed.

Other Parties’ Cooperation

The Parties agree and covenant that they shall be liable to completely and accurately notify other relevant parties to the Existing Agreements of relevant contents of this Agreement in accordance with Appendix III hereto within [five (5)] business days after the signing of this Agreement, and to cause:
(1)	such other relevant parties to take all necessary actions, including but not limited to paying outstanding amounts under relevant Existing Agreements in accordance with the provisions thereof, so that all Outstanding Transactions will be conducted and completed as soon as practical in accordance with this Agreement and relevant Existing Agreements;

(2)	such other relevant parties not to commit any acts or non-acts to rescind or attempt to rescind any Proposed Transaction already completed.
3.	Other Provisions

Governing Law

This Agreement shall be governed by and construed in accordance with the laws of Hong Kong.

Dispute Resolution

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Any disputes or controversies arising in connection with this Agreement shall be resolved in accordance with the laws of Hong Kong and submitted to the China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration in Beijing in accordance with the then effective arbitration rules of CIETAC. The arbitration tribunal shall consist of three (3) arbitrators familiar with applicable corporate and commercial legal affairs. One (1) arbitrator shall be appointed by HiSoft International, one (1) arbitrator shall be appointed by Yuanming Li and one (1) arbitrator shall be appointed by CIETAC chairman as jointly entrusted by HiSoft International and Yuanming Li in accordance with applicable CIETAC rules. Two (2) of the above three (3) arbitrators shall be Hong Kong citizen and familiar with the laws of Hong Kong. The arbitral award shall be final and binding upon the Parties.

Entire Agreement

With respect to each Existing Agreement, this Agreement, such Existing Agreement and the Memorandum shall constitute the entire agreement regarding the Proposed Transaction under such Existing Agreement and supersede any previous written or oral agreements, covenants, representations and arrangements among relevant parties relating to such Proposed Transaction. With respect to each Existing Agreement, in addition to the supplement made by this Agreement to such Existing Agreement, all terms of such Existing Agreement (including but not limited to the terms regarding applicable law and dispute resolution) shall not be changed due to this Agreement and shall remain in full force.
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Execution Page
     IN WITNESS WHEREOF, the Parties have signed and delivered this Supplementary Agreement in Dalian City, PRC as of the date first above written.

Yuanming Li
/s/ Yuanming Li
(Signature)

Dalian Haihui Sci-Tech Co., Ltd.
By:	/s/ Jiuchang Wang
	Name:	Jiuchang Wang
Title:
	Seal:	[COMPANY SEAL]

HiSoft Technology International Limited
By:	/s/ Loh Tiak Koon
	Name:	Loh Tiak Koon
Title:

HiSoft Technology (Dalian) Co., Ltd.
By:	/s/ Loh Tiak Koon
	Name:	Tiak Koon Loh
Title:
	Seal:	[COMPANY SEAL]

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Appendix I List of Existing Agreements

No.	Name of Agreement	Parties	Proposed Transaction

1	Share Transfer Agreement	Yuanming Li, Zhuohong Wang, Xingwei Wang, Qing He, Jikui Tan, Jiuchang Wang, Shi Li and Xin Zhang	Yuanming Li, Zhuohong Wang, Xingwei Wang, Qing He and Jikui Tan transfer 100% shares of Haihui Dalian to Jiuchang Wang, Shi Li and Xin Zhang.

2	Agreement concerning Change of the Promoter of Dalian Haihui Software Training Center	HiSoft International, Haihui Dalian, Yuanming Li and Dalian Borui	The promoter of Dalian Haihui Software Training Center is changed from Haihui Dalian to the third party designated by Yuanming Li, i.e. Dalian Borui.

3	Stock Transfer Agreement (JBDK Stock Transfer Agreement)	Haihui Dalian, Dalian Borui, Yuanming Li, the WFOE and HiSoft International	Haihui Dalian transfers 40% of shares of JBDK to Dalian Borui.

4	Building Purchase Agreement	Dalian Borui and Haihui Dalian	Dalian Borui purchases from Haihui Dalian the building located at No. 35 Lixian Street, High-Tech Industrial Zone, Dalian City.

5	Land Use Right Transfer Agreement	Dalian Borui and Haihui Dalian	Dalian Borui purchases from Haihui Dalian the land use right in respect of the land located at No. 35 Lixian Street, High-Tech Industrial Zone, Dalian City.

6	Vehicle Purchase Agreement	Dalian Borui and Haihui Dalian	Dalian Borui purchases from Haihui Dalian the target vehicles.

7	Trademark License Agreement	Dalian Haihui Software Training Center and Haihui Dalian	Haihui Dalian grants the license of trademark to Dalian Haihui Software Training Center.

8	Advisor Engagement Agreement	Yuanming Li and HiSoft International	HiSoft International engages Yuanming Li as advisor providing advisory service to HiSoft International and its affiliates.

9	Loan Agreement	Yuanming Li and the WFOE	The WFOE provides Yuanming Li with a loan in the principal amount of RMB16,573,260.

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No.	Name of Agreement	Parties	Proposed Transaction

10	Deed of Share Charge	Yuanming Li, the WFOE and Kaiki Inc.	Kaiki Inc. pledges to the WFOE some of its shares of HiSoft International so as to secure Yuanming Li’s repayment obligation to the WFOE under the Loan Agreement.

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Appendix II Existing Agreements related to Outstanding Transactions

No.	Existing Agreement	Parties	Outstanding Transaction

1	Agreement concerning Change of the Promoter of Dalian Haihui Software Training Center	HiSoft International, Haihui Dalian, Yuanming Li and Dalian Borui	The promoter of Dalian Haihui Software Training Center is changed from Haihui Dalian to the third party designated by Yuanming Li, i.e. Dalian Borui.

2	Stock Transfer Agreement (JBDK Stock Transfer Agreement)	Haihui Dalian, Dalian Borui, Yuanming Li, the WFOE and HiSoft International	Haihui Dalian transfers 40% of shares of JBDK to Dalian Borui.

3	Building Purchase Agreement	Dalian Borui and Haihui Dalian	Dalian Borui purchases from Haihui Dalian the building located at No. 35 Lixian Street, High-Tech Industrial Zone, Dalian City.

4	Land Use Right Transfer Agreement	Dalian Borui and Haihui Dalian	Dalian Borui purchases from Haihui Dalian the land use right in respect of the land located at No. 35 Lixian Street, High-Tech Industrial Zone, Dalian City.

5	Trademark License Agreement	Dalian Haihui Software Training Center and Haihui Dalian	Haihui Dalian grants the license of Trademark (Haihui) to Dalian Haihui Software Training Center.

6	Loan Agreement	Yuanming Li and the WFOE	The WFOE provides Yuanming Li with a loan in the principal amount of RMB1,896,645.

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Appendix III Notification Obligations to Other Parties

Party under
	Notification		The Other Party to
No.	Obligation	Relevant Existing Agreement	Existing Agreement

1	Yuanming Li	Building Purchase Agreement	Dalian Borui

2	Yuanming Li	Land Use Right Transfer Agreement	Dalian Borui

3	Yuanming Li	Agreement concerning Change of the Promoter of Dalian Haihui Software Training Center	Dalian Borui

4	Yuanming Li	Stock Transfer Agreement (JBDK Stock Transfer Agreement)	Dalian Borui

5	Yuanming Li	Trademark License Agreement	Dalian Haihui Software Training Center

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